Investment Income	12 Months Ended
Jun. 30, 2023
Analysis of income and expense [abstract]
Investment Income	Investment income
Accounting policy
Interest income is recognised on the effective interest method, taking into account the principal outstanding and the effective rate over the period to maturity, when it is determined that such income will accrue to the group. Dividend income is recognised when the shareholder's right to receive payment is established. This is recognised at the last date of registration.

Cash flows from interest and dividends received are classified under operating activities in the cash flow statement.

	SA Rand
Figures in million	2023	2022	2021
Interest income from financial assets at amortised cost[1]	425	276	265
Dividend income	19	24	23
Net gain on financial instruments[2]	219	52	43
Total investment income	663	352	331
[1]    Interest income on restricted cash and investments and bank balances increased mainly due to higher interest rates during 2023.
[2]        Primarily relates to the environmental trust funds (refer to note 17) and the ARM BBEE Trust loan (refer to note 18). In 2023, fair value gains on the equity-linked deposits that form part of restricted investments increased by R167 million mainly due to the improved performance of the JSE Top 40 index to which they are linked.